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                                                                    EXHIBIT 10.3

                                    TERM NOTE

$15,000,000.00                                                  January 11, 2002


         FOR VALUE RECEIVED, the undersigned, SUNRISE ASSISTED LIVING, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK, as a Lender (the "Lender") at the office of Fleet National Bank (as "Administrative Agent" pursuant to the Credit Agreement referred to below), located at One Federal Street, Boston, MA 02110 in lawful money of the United States of America and in immediately available funds, on May 15, 2004 or, if the Maturity Date has been extended pursuant to the Credit Agreement, January 10, 2005, the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000.00), or, if less, so much thereof as may be advanced by the Lender to the Borrower pursuant to Section 2.1 of the Credit Agreement among Borrower, Administrative Agent, the Lender and the other "Lenders" (as defined in the Credit Agreement) dated as of January 11, 2002, as may be amended, supplemented or otherwise modified from time to time (the "Credit Agreement"). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

         The aggregate principal amount outstanding hereunder shall be payable as provided in the Credit Agreement. This Note may be prepaid in accordance with the terms and provisions of the Credit Agreement. This Note is also subject to mandatory prepayment in certain circumstances as provided in the Credit Agreement.

         All principal and interest hereunder are payable in lawful money of the United States of America to the Administrative Agent at its address specified in the Credit Agreement in immediately available funds as provided in the Credit Agreement on the dates on which such payments shall become due.

         The Borrower, for itself and its legal representatives, successors and assigns, to the extent it may lawfully do so, hereby expressly waives presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, and consents that the Administrative Agent or the Lenders may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby to the extent provided in the Credit Agreement without in any way affecting the liability of the Borrower; provided that such modifications do not increase the obligations hereunder.

         This Note is one of the "Notes" referred to in, and is entitled to the benefits of, the Credit Agreement (including Schedules and Exhibits thereto) and all other instruments and agreements evidencing and/or securing the indebtedness hereunder, which Credit Agreement and other



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instruments and agreements are hereby made part of this Note and are deemed incorporated herein in full. The occurrence or existence of an Event of Default shall constitute a default under this Note and shall, subject to the provisions of the Credit Agreement, entitle the Lender to accelerate the entire indebtedness hereunder and to take such other action as may be provided for in the Credit Agreement or any other instrument or agreement evidencing and/or securing this Note, all in accordance with the terms of the Credit Agreement.

         All agreements between or among the Borrower, the Administrative Agent and any Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Lender or any other Lender is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if, from any circumstances, the Lender or any other Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between or among the Borrower, either or both of the Agents and any Lender.

         If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Borrower will pay reasonable attorneys' fees to the holder hereof together with reasonable costs and expenses of collection, including, without limitation, any such attorneys' fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of any of the Borrower or any party (other than the Lender or any other Lender) to any instrument or agreement securing this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED, IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS OF APPLICABLE TO CONFLICTS OR CHOICE OF LAW).





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       IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized representative as of the date first above written.


WITNESS                                     SUNRISE ASSISTED LIVING, INC.


                                            By /s/ Dave Faeder
----------------------------------             ---------------------------------
                                               Name David W. Faeder
                                                    ----------------------------
                                               Title Vice Chairman
                                                     ---------------------------


                                            By /s/ Thomas B. Newell
----------------------------------             ---------------------------------
                                               Name Thomas B. Newell
                                                    ----------------------------
                                               Title President
                                                     ---------------------------